SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549
                    SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934

Check the appropriate box:
[X] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14c-5(d)(2))
[ ] Definitive Information Statement

               THIRD-ORDER NANOTECHNOLOGIES, INC.
         ----------------------------------------------
        (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box)
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
 1) Title of each class of securities to which transaction applies:
____________________________________________________________
2) Aggregate number of securities to which transaction applies:
____________________________________________________________
3) Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was
determined):
____________________________________________________________
4) Proposed maximum aggregate value of transaction:
____________________________________________________________
5) Total fee paid:
____________________________________________________________
[  ] Fee paid previously with preliminary materials.
[  ] Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1) Amount Previously Paid:
____________________________________________________________
2) Form, Schedule or Registration Statement No.:
____________________________________________________________
3) Filing Party:
____________________________________________________________
4) Date Filed:
____________________________________________________________

               THIRD-ORDER NANOTECHNOLOGIES, INC.

                   2601 Annand Drive, Suite 16
                    Wilmington, Delaware19808

                        February __, 2008

To our Stockholders:

      Enclosed, please find an Information Statement providing information to you regarding the following corporate action taken by our Board of Directors and the holders of the majority of the voting power of Third-order Nanotechnologies, Inc.:

     1. The Approval of an amendment to the Company's Articles of Incorporation to change the name of the Company from Third-order Nanotechnologies, Inc. to Lightwave Logic, Inc.;
     2. The Approval of an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of our common stock from 50,000,000 to 100,000,000; and
     3. The adoption of the 2007 Employee Stock Plan.

      The majority stockholders and our Board of Directors have also authorized our officers to fix the record date for the changes to our Articles of Incorporation and to execute documents and take other action as is necessary to effect the authorized action. Nevada corporation law and the Company's bylaws permit holders of a majority of the voting power to take stockholder action by written consent. Accordingly, the Company will not hold a meeting of its stockholders to consider or vote upon the authorization of the reverse stock split described in this Information Statement.

      We encourage you to read the attached Information Statement carefully, including the exhibits, for further information regarding these actions. In accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), the approval of the action described herein by the holders of a majority of the voting power of the Company will be deemed ratified and effective at a date that is at least 20 days after the date this Information Statement has been mailed or furnished to our stockholders. This Information Statement is first being mailed or furnished to stockholders on or about February _____, 2008.

This  Is  Not  A  Notice  Of A Meeting  Of  Stockholders  And  No
Stockholders'  Meeting  Will  Be Held  To  Consider  The  Matters
Described Herein.

      This Information Statement is being furnished to you solely
for   the  purpose  of  informing  stockholders  of  the  matters described herein in compliance with Regulation 14C of the Exchange Act.

Very truly yours,

/s/ Harold R. Bennett
---------------------
Harold R. Bennett,
Chief Executive Officer

                      INFORMATION STATEMENT

               THIRD-ORDER NANOTECHNOLOGIES, INC.

                   2601 Annand Drive, Suite 16
                    Wilmington, Delaware19808

                        February __, 2008

  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO
                        SEND US A PROXY.

      This Information Statement is first being furnished on or about February __, 2008 to the holders of record as of the close of business on February 5, 2008 (the "Record Date") of the common stock of Third-order Nanotechnologies, Inc. ("Third-Order," "we," or "us" or the "Company"). Upon the previous approval of our Board of Directors, on February 5, 2008 a total of ten stockholders, including directors, owning 17,071,904 shares of our outstanding common stock as of February 5, 2008, have consented in writing to the actions described below. Such approval and consent constitutes the approval and consent of a majority of the total combined voting power of our outstanding common stock and are sufficient under the Nevada Revised Statutes and our Articles of Incorporation and Bylaws to approve the action. Accordingly, the actions will not be submitted to the other stockholders of Third-order for a vote. This Information Statement is being furnished to stockholders to provide them with certain information concerning the actions in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C.

     The date of the Information Statement is February __, 2008.

GENERAL

      We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our common stock.

     We will only deliver one Information Statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. We will promptly deliver a separate copy of this Information Statement to a security holder at a shared address to which a single copy of the document was delivered upon oral or written request to:

     Third-order Nanotechnologies, Inc.
     2601 Annand Drive, Suite 16
     Wilmington, Delaware19808
     Telephone No.:  (302) 998-8824

      Security holders may also address future requests for separate delivery of information statements and/or annual reports by contacting us at the address listed above.

      The information contained in this Information Statement constitutes the only notice we will be providing stockholders with respect thereto.

NOTICE TO STOCKHOLDERS OF ACTIONS APPROVED BY CONSENTING
STOCKHOLDERS

      The following action was taken based upon the unanimous written consent of our Board of Directors and the written consent of stockholders owning a majority of the shares of our outstanding common stock, dated February 5, 2008, which is attached hereto as Exhibit A.
                   ---------

1.   Amendment To Articles Of Incorporation
     --------------------------------------

      The Board of Directors and stockholders holding a 50.65% majority of the shares of voting securities outstanding and entitled to vote unanimously adopted and approved to amend our Articles of Incorporation as follows: (i) to change the name of the Company from Third-order Nanotechnologies, Inc. to Lightwave Logic, Inc.; and (ii) to increase our authorized shares of common stock from 50,000,000 shares to 100,000,000 shares.

      The text of the amendments is contained in the Certificate of Amendment attached to this Information Statement as Exhibit B.
                                                       ---------
The amendments will become effective upon filing of the Certificate of Amendment with the Nevada Secretary of State. Pursuant to Rule 14c-2 under the Exchange Act, the foregoing amendments may not become effective until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders.

     A.   Name Change

      We believe a name change from Third-order Nanotechnologies, Inc. to Lightwave Logic, Inc. better suits our strategic business plan and will facilitate stockholder recognition of our Company and its business. Therefore, we consider this amendment to be in the best interest of the Company.

     B.   Increase in Authorized Shares

      We believe that an increase in the number of authorized shares of our common stock from 50,000,000 shares to 100,000,000 shares is prudent in order to assure that a sufficient number of shares of our common stock are available for issuance in the future if our Board of Directors deems it to be in our and our stockholders' best interests. A total of 50,000,000 additional shares of common stock have been determined by our Board of Directors to be a reasonable estimate of what might be required in this regard for the foreseeable future to accommodate fundraising and other opportunities involving the issuance of our common stock. Immediately following this increase, the Company will have approximately 66,296,925 shares of common stock authorized but unissued and available for issuance.

      The authorized but unissued shares of our common stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financings or acquisition transactions or as compensation for services. At present, we have no specific plans for the issuance of any of the shares of common stock that are to be newly authorized.

      Our Board of Directors will be able to authorize the issuance of shares for these transactions without the necessity, and related costs and delays, of either calling a special stockholders' meeting or waiting for a regularly scheduled meeting of stockholders in order to increase the authorized capital. If in a particular transaction stockholder approval were required, by law or any stock exchange rules or were otherwise deemed advisable by the Board of Directors, then the matter would be referred to the stockholders for their approval notwithstanding that we may have the requisite number of voting shares to consummate the transaction without such stockholder approval.

      This amendment is not intended to have any anti-takeover effect. However, our stockholders should note that the availability of additional authorized and unissued shares of common stock could make any attempt to gain control of our company or the Board of Directors more difficult or time consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management. Although the Board of Directors currently has no intention of doing so, shares of common stock could be issued by the Board of Directors to dilute the percentage of common stock owned by any stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board of Directors or to meet the voting requirements imposed by Nevada law with respect to a merger or other business combination involving our company. We have no present intention to use the increased authorized common stock for anti-takeover purposes.

     C.   No Effect On Your Stock Certificates

      The name change from Third-order Nanotechnologies, Inc. to Lightwave Logic, Inc.; and the increase our authorized shares of common stock from 50,000,000 shares to 100,000,000 shares will be reflected in the Company's own books and records. For those stockholders that hold physical certificates, please do not destroy or send your common stock certificates to the Company or its transfer agent. Those stock certificates will continue to remain valid for the number of shares shown thereon, and should be carefully preserved by you.

     D.   No Other Material Effects

      There will be no other material effect on your rights or interest in shares of common stock of the Company that you hold.
There will be no material US Federal Income Tax consequences to either you or the Company as a result of the amendments.

2.   Adoption of 2007 Employee Stock Plan
     ------------------------------------

      On October 1, 2007 our Board of Directors adopted and approved the Company's 2007 Employee Stock Plan ("2007 Plan"). The approval of the 2007 Plan required the affirmative vote of a majority of the shares of voting securities outstanding and entitled to vote, and on February 5, 2008, stockholders holding a 50.65% majority of the shares of voting securities outstanding and entitled to vote unanimously adopted and approved the Company's 2007 Plan. As such, no vote or further action of the stockholders of the Company is required to approve the 2007 Plan. You are hereby being provided with notice of the approval of the 2007 Plan.

     The Board of Directors approved the 2007 Plan to ensure that the Company has adequate ways in which to provide stock based compensation to its directors, officers, employees, and consultants. The Board of Directors believes that the ability to grant stock-based compensation is important to the Company's future success. The grant of stock-based compensation, such as stock options, can motivate high levels of performance and provide an effective means of recognizing employee and consultant contributions to the Company's success. In addition, stock-based compensation can be valuable in recruiting and retaining highly qualified technical and other key personnel who are in great demand, as well as rewarding and providing incentives to the Company's current employees and consultants.

     A.   Summary of the 2007 Plan

      The principal terms and provisions of the 2007 Plan are summarized below. As a summary, the description below is not a complete description of all the terms of the 2007 Plan and is qualified in its entirety by reference to the full text of the 2007 Plan.

     Types Of Awards.  Both incentive stock options, or ISOs, and
     ---------------
nonqualified stock options, or NSOs, and stock grants and stock purchase rights may be granted under the 2007 Plan. ISOs receive favorable tax treatment on exercise, and may receive favorable tax treatment on a qualifying disposition of the underlying shares. However, ISOs must comply with certain requirements regarding exercise price, maximum term and post termination exercise period, and must be issued under a stockholder-approved plan. NSOs are not subject to these requirements, nor may they receive this favorable tax treatment upon exercise.

     Administration. The 2007 Plan will be administered by either
     --------------
the  Board  of Directors of the Company or a Stock Plan Committee
("Committee") appointed by the Board of Directors.

      Eligibility. Awards under the 2007 Plan may only be made as
      -----------
follows: ISOs may be granted to any employee of the Company. Officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Non-Qualified Options, stock grants and authorizations to make stock purchases may be granted to any director (whether or not an employee), officer, employee or consultant of the Company.

     Number of Shares. The aggregate number of shares that may be
     ----------------
issued pursuant to the 2007 Plan is 3,500,000, subject to adjustment as described below.

       Adjustments.  In  the  event  of  a  subdivision  of   the
       -----------
outstanding common stock, a declaration of a dividend payable in shares of common stock, a combination or consolidation of the outstanding common stock into a lesser number of shares of common stock, a recapitalization, a reclassification or a similar occurrence, the Committee shall make appropriate adjustments, subject to the limitations set forth in the 2007 Plan.

      Transferability. No ISO shall be assignable or transferable
      ---------------
by the grantee except by will or by the laws of descent and distribution, and during the lifetime of the grantee each ISO shall be exercisable only by him. All other awards under the 2007 Plan shall be freely transferable subject to certain limitations imposed by the 2007 Plan, when applicable.

      Termination  Of Service. Each option shall  set  forth  the
      -----------------------
extent to which the optionee shall have the right to exercise their option following termination of the optionee's employment with the Company. Such provisions shall be determined in the sole discretion of the Board of Directors or Committee, and need not be uniform among all options issued pursuant to the Plan. Notwithstanding the foregoing, and to the extent required by applicable law, each option shall provide that the optionee shall have the right to exercise the vested portion of any option held at termination for at least ninety (90) days following termination of employment with the Company for any reason, and that the optionee shall have the right to exercise the option for at least twelve (12) months if the optionee's employment terminates due to death or disability.

      Amendment  and  Termination. The 2007 Plan,  as  set  forth
      ---------------------------
herein, became effective on October 1, 2007, the date of its adoption by the Board of Directors, subject to the approval of the holders of a majority of the outstanding shares of common stock of the Company within 12 months therefrom. Unless sooner terminated pursuant to the terms of the 2007 Plan, the 2007 Plan will terminate on September 30, 2016. The Board of Directors may terminate or amend the 2007 Plan at any time except that, the holders of a majority of the outstanding shares of common stock must approve certain amendments. Except as provided for in the 2007 Plan, the Board of Directors or stockholders cannot alter or impair the rights of an optionee, without his consent, under any award previously granted to him under the 2007 Plan.

     2.   Tax Aspects of the 2007 Plan

      Federal  Income Tax Consequences. The following  discussion
      --------------------------------
summarizes the material federal income tax consequences to the Company and the participants in connection with the 2007 Plan under existing applicable provisions of the Internal Revenue Code (the "Code") and the regulations adopted pursuant to such Code. The discussion is general in nature and does not address issues relating to the income tax circumstances of any specific individual employee or holder. The discussion is subject to possible future changes in the Code or other relevant law. The discussion does not address the consequences of state, local or foreign tax laws.

      Nonqualified Stock Options. A recipient will not  have  any
      --------------------------
taxable income at the time an NSO is granted nor will the Company be entitled to a deduction at that time. When an NSO is exercised, the grantee will have taxable ordinary income (whether the option price is paid in cash or by surrender of already owned shares of Common Stock), and the Company will be entitled to a tax deduction, in an amount equal to the excess of the fair market value of the shares to which the option exercise pertains over the option exercise price.

     Incentive Stock Options. A grantee will not have any taxable
     -----------------------
income at the time an ISO is granted or at the time the ISO is exercised. If a grantee disposes of the shares acquired on exercise of an ISO after two years after the grant of the ISO and one year after exercise of the ISO, the gain, if any, will be long-term capital gains eligible for favorable tax rates under the Code. If the grantee disposes of the shares within two years of the grant of the ISO or within one year of exercise of the ISO, the disposition is a "disqualifying disposition," and the grantee will have taxable ordinary income in the year of the disqualifying disposition equal to the lesser of (a) the difference between the fair market value of the shares and the exercise price of the shares at the time of option exercise, or
(b) the difference between the sales price of the shares and the exercise price of the shares. Any gain realized from the time of option exercise to the time of the disqualifying disposition would be long-term or short-term capital gains, depending on whether the shares were sold were sold more than one year or up to and through one year respectively, after the ISO was exercised. The Company is not entitled to a deduction as a result of the grant or exercise of an ISO. If the grantee has ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will then be entitled to a deduction in the same amount as the grantee recognizes as ordinary income.

      Awards Under the 2007 Plan. The following awards have  been
      --------------------------
made or granted to the following persons under the 2007 Plan.

Name and Position                    Dollar Value      Number of Units
-----------------                    ------------      ---------------
Harold R. Bennett                     $  735,379         1,150,000
Director, Chief Executive Officer
Executive Group                       $1,034,228         1,651,000
Non-Executive Director Group          $   59,490           100,000
Non-Executive Officer Employee Group  $  298,849           501,000

PROPOSALS BY SECURITY HOLDERS

      None

DISSENTERS' RIGHTS OF APPRAISAL

      Under Nevada Revised Statutes, our stockholders are not entitled to appraisal rights with respect to (i) the approval of an amendment to the Company's Articles of Incorporation to change the name of the Company from Third-order Nanotechnologies, Inc. to Lightwave Logic, Inc.; (ii) the approval of an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of our common stock from 50,000,000 to 100,000,000; and (iii) the adoption of the 2007 Plan, and we will not independently provide stockholders with any such right.

INFORMATION ON CONSENTING STOCKHOLDERS

      Pursuant to our bylaws and the Nevada Revised Statutes, a vote by the holders of at least a majority of the voting power of our outstanding capital stock is required to effect the actions described herein. As of the Record Date, we had outstanding 33,703,075 shares of common stock. Each share of common stock is entitled to one (1) vote. Of the total potential 33,703,075 votes, more than 50%, or 16,851,538, is required to pass any stockholder resolution. The consenting majority stockholders of the Company are the owners of 17,071,904 shares of common stock representing a total of 50.65% of the total voting power as of the Record Date. Pursuant to Section 78.320 of the Nevada Revised Statutes, the consenting majority stockholders voted in favor of the actions described herein in a written consent dated February 5, 2008. The consenting stockholders' names and shares voted are as follows:


                                            Shares of Common Stock
Name of Stockholder                            Voted by Consent
-------------------                            ----------------

Harold R. Bennett                                   400,000
Frederick J. Goetz, Jr.                           3,372,000
Frederick J. Goetz                                3,465,000
Mary Goetz                                        3,132,000
Andrew J. Ashton                                  3,132,000
Universal Capital Management, Inc. (1)            1,012,572
Zenith Holdings (2)                                 900,000
Phillips W Smith Family Trust (3)                   733,333
Sean H. Fitzpatrick                                 649,999
David M. Bovi                                       275,000
                                                 ----------

Total                                            17,071,904


  (1) Universal Capital Management, Inc. is a publicly traded business development company.
  (2)  By Barbara Queen.
  (3)  By Phillips W Smith, Trustee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         Security Ownership of Certain Beneficial Owners

     The following table sets forth the names, addresses, amount and nature of beneficial ownership and percent of such ownership of each person or group known to our Company to be the beneficial owner of more than five percent (5%) of our common stock as of February 5, 2008:

   Name and Address              Amount and Nature
of Beneficial Owner (1)      of Beneficial Ownership(3)  % of Class Owned (5)
-------------------          -----------------------     ----------------
Frederick J. Goetz, Jr.  (2)        3,372,000                   10.00%
Frederick J. Goetz (2)              6,597,000 (4)               19.57%
Mary Goetz (2)                      6,597,000 (4)               19.57%
Andrew J. Ashton                    3,132,000                    9.29%

___________________________
  1. In care of our Company at 2601 Annand Dr. #16, Wilmington,
     Delaware 19808.
  2. Frederick J. Goetz and Mary Goetz are Husband and wife, and Frederick J. Goetz, Jr. is their son.
  3. To our best knowledge, as of the date hereof, such holders had the sole voting and investment power with respect to the voting securities beneficially owned by them, unless otherwise indicated herein. Includes the person's right to obtain additional shares of common stock within 60 days from the date hereof.
  4. Consists of (i) 3,465,000 shares of common stock owned by Frederick J. Goetz; and (ii) 3,132,000 shares of common stock owned by Mary Goetz. Each of Frederick J. Goetz and Mary Goetz disclaim any beneficial ownership of their spouse's shares of common stock.
  5. Based on 33,703,075 shares of common stock outstanding. Does not include shares underlying: (i) options to purchase shares of our common stock under our 2007 Stock Plan, or (ii) outstanding warrants to purchase shares of our common stock.

                Security Ownership of Management

     The following table sets forth the names, addresses, amount and nature of beneficial ownership and percent of such ownership of our common stock of each of our officers and directors, and officers and directors as a group as of February 5, 2008:

    Name and Address            Amount and Nature
of Beneficial Owner (1)    of Beneficial Ownership (2)   % of Class Owned (3)(4)
-----------------------    ---------------------------   -----------------------
Harold R. Bennett                  737,500 (5)                      2.19%
Director, Chief Executive
Officer

Frederick J. Goetz, Jr. (6)      3,372,000                         10.00%
Director, President

Andrew J. Ashton                 3,132,000                          9.29%
Director, Executive
Vice President, Treasurer
Secretary

Frederick J. Goetz (6)           6,597,000 (7)                     19.57%
Chief Science Officer

David Eaton                         41,750 (8)                       *
Chief Technology Officer

William C. Pickett, III             25,000 (9)                       *
  Director

Directors and Officers as
    a Group (6 Persons)         13,905,250                         41.26%

____________________________
* Less than 1%.
  1. In care of our Company at 2601 Annand Dr. #16, Wilmington,
     Delaware 19808.
  2. To our best knowledge, as of the date hereof, such holders had the sole voting and investment power with respect to the voting securities beneficially owned by them, unless otherwise indicated herein. Includes the person's right to obtain additional shares of common stock within 60 days from the date hereof.
  3. Based on 33,703,075 shares of common stock outstanding. Does not include shares underlying: (i) options to purchase shares of our common stock under our 2007 Stock Plan, or (ii) outstanding warrants to purchase shares of our common stock.
  4. If a person listed on this table has the right to obtain additional shares of common stock within 60 days from the date hereof, the additional shares are deemed to be outstanding for the purpose of computing the percentage of class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.
  5. Consists of 400,000 shares of common stock; an option to purchase up to 62,500 shares of common stock exercisable within 60 days from the date hereof; and a warrant to purchase up to 275,000 shares of common stock exercisable within 60 days from the date hereof.
  6. Frederick J. Goetz and Mary Goetz are Husband and wife, and Frederick J. Goetz, Jr. is their son.
  7. Consists of (i) 3,465,000 shares of common stock owned by Frederick J. Goetz; and (ii) 3,132,000 shares of common stock owned by Mary Goetz. Frederick J. Goetz disclaims any beneficial ownership of the 3,132,000 shares of common stock owned by Mary Goetz, his wife.
  8. Consists of an option to purchase up to 41,750 shares of common stock exercisable within 60 days from the date hereof.
  9. Consists of an option to purchase up to 25,000 shares of common stock exercisable within 60 days from the date hereof.

     We are not aware of any arrangements that could result in a change of control.

Executive Compensation

            The table below summarizes all compensation awarded to, earned by, or paid to our current executive officers for the fiscal years ended December 31, 2007 and 2006.

                                        Summary Compensation Table
                                        --------------------------
Name                                                   Non-Equity   Nonqualified
and                                 Stock    Option  Incentive Plan  Deferred      All Other
principal           Salary   Bonus  Awards   Awards   Compensation  Compensation  Compensation   Total
position      Year    ($)     ($)    ($)      ($)        ($)        Earnings ($)      ($)         ($)
--------      ----    ---     ---    ---      ---        ---        ------------      ---         ---
Harold R.     2007  114,000    0   288,000  447,379       0             0           189,228    1,038,607
Bennett
Director
CEO(1)

Ronald R.     2007   25,806    0      0        0          0             0              0          25,806
Genova,       2006   96,000    0      0     473,737       0             0              0         569,737
Interim
CEO(2)

Frederick J.  2007   88,000  45,000   0        0          0             0            5,000(4)    133,000
Goetz, Jr.,   2006   96,000    0      0        0          0             0            6,000(4)    102,000
President,
Director(3)




(1)  Mr. Bennett was appointed to serve as our Chief Executive
     Officer in March 2007. Mr. Bennett receives $12,000 per month for his services as the Company's chief executive officer. On April 17, 2007, Mr. Bennett received a warrant to purchase up to 300,000 shares of common stock at a purchase price of Twenty-Five Cents ($0.25) per share. On November 17, 2007, pursuant to the Company's 2007 Plan, the Company issued 400,000 shares of the Company's restricted common stock and an option to purchase up to 750,000 shares of the Company's restricted common stock at an exercise price of $0.72 per share to Mr. Bennett for his services as the Company's chief executive officer.
 (2) From September 2005 to February 2007, Mr. Genova served as our Interim Chief Executive Officer. Mr. Genova received $8,000 per month for serving as our interim chief executive officer. Mr. Genova deferred payment of $24,000 owed to him during 2006 due to our limited operating capital. Previously, on May 6, 2005, we entered into an Advisory Board Agreement with Mr. Genova whereby we named Mr. Genova to our Advisory Board to provide advisory services to our Company, and pursuant to that agreement we issued to Mr. Genova a warrant to purchase 100,000 shares of our common stock at an exercise price of $2.10 per share. On February 14, 2006, we canceled that warrant and granted Mr. Genova stock options to purchase up to 500,000 shares of our common stock at the exercise price of $1.00 per share pursuant to our 2005 Stock Option Plan, all of which are expired.

(3) We have no written employment agreement with Fred Goetz, Jr. Mr. Goetz receives an annual salary of $96,000. Mr. Goetz deferred payment of $8,000 owed to him during 2006.
(4) We provide an automobile that Mr. Fred Goetz, Jr. utilizes at a cost to us of approximately $5,000 to $6,000 per year.

Summary of Options Grants

     Set forth below is a summary of our option awards to executive officers outstanding as of December 31, 2007, our latest fiscal year end.

                                                                                                             Equity
                                                                                                             Incentive Plan
                                     Equity                                                                  Awards:
                                     Incentive Plan                             Market     Equity Incentive  Market Or
                       Number of     Awards:                         Number Of  Value Of   Plan Awards:      Payout Value
        Number of      Securities    Number of                       Shares Or  Shares Or  Number Of         Of Unearned
        Securities     Underlying    Securities                      Units Of   Units Of   Unearned Shares,  Shares, Units
        Underlying     Unexercised   Underlying  Option              Stock That Stock That Units Or Other    Or Other
        Unexercised    Options       Unexercised Exercise Option     Have Not   Have Not   Rights That Have  Rights That
        Options (#)    (#)           Unearned    Price    Expiration Yet        Yet        Not Yet           Have Not
Name    Exercisable(1) Unexercisable Options(#)  ($)      Date       Vested(#)  Vested(#)  Vested(#)         Vested($)
----    -------------- ------------- ----------  ---      ----       ---------  ---------  ---------         ---------
Harold R.  300,000       75,000            ---   $0.25   04/17/2010      ---        ---        ---               ---
Bennett    750,000                     687,500   $0.72   11/17/2012      ---        ---        ---               ---


(1) We grant stock options to our executive officers based on their level of experience and contributions to our Company. The aggregate fair value of these options are computed in accordance with FAS 123R and are reported in the Summary Compensation Table above in the column titled "Option Awards." On April 17, 2007, Mr. Bennett received a warrant to purchase up to 300,000 shares of common stock at a purchase price of $0.25 per share. 25,000 shares vested on April 17, 2007 and the remaining 275,000 shares vest in 11 equal monthly installments of 25,000 shares per month commencing on the 15th day of each month following April 17, 2007. On November 17, 2007, pursuant to the Company's 2007 Plan, the Company issued 400,000 shares of the Company's restricted common stock and an option to purchase up to 750,000 shares of the Company's restricted common stock at an exercise price of $0.72 per share to Mr. Bennett for his services as the Company's chief executive officer. 62,500 shares underlying the options vest at the end of every three month period commencing November 17, 2007. At no time during the last fiscal year was any outstanding option otherwise modified or re-priced, and there was no tandem feature, reload feature, or tax-reimbursement feature associated with any of the stock options we granted to our executive officers or otherwise.

                    Compensation of Directors

      During fiscal years 2006 and 2007, no officer or director received any type of compensation from our Company for serving as such. We adopted our 2007 Plan for the benefit of our directors, officers, employees and consultants, and we have reserved 3,500,000 shares of common stock for such persons pursuant to the 2007 Plan.

Compensation Committee

      Our Board of Directors currently has no formal committees, such as a compensation committee or an audit committee.

INTERESTS OF CERTAIN PERSONS IN OR IN OPPOSITION TO MATTERS TO BE
ACTED ON

      Other than as described herein regarding awards granted to Harold R. Bennett, William C. Pickett, III, and David Eaton pursuant to our 2007 Plan, no director, executive officer, or any associate thereof, or any other person has any interest, direct or indirect, by security holdings or otherwise, in the corporate action taken by our Board of Directors and the holders of the majority of the voting power that is described in this Information Statement.

     No director is opposed to the matters described in this Information Statement.

AVAILABLE INFORMATION

      We are subject to the informational requirements of the Securities Exchange Act and must file reports, proxy statements and other information with the Securities and Exchange Commission. The reports, information statements and other information we file with the Commission can be inspected and copied at the Commission Public Reference Room, 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-
0330. The Commission also maintains a Web site (http://www.sec.gov) that contains reports, proxy, and information statements and other information regarding registrants, like us, which file electronically with the Commission.

SIGNATURE

             Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information
Statement to be signed on its behalf by the undersigned hereunto authorized.

/s/ Harold R. Bennett
---------------------
Harold R. Bennett
Chief Executive Officer
February__, 2008

                               Exhibit A to Information Statement
                               ----------------------------------

               THIRD-ORDER NANOTECHNOLOGIES, INC.

       Majority Consent of Shareholders in Lieu of Meeting

      The undersigned, representing a 50.65% majority of all of the outstanding shares of common stock of Third-Order Nanotechnologies, Inc., a Nevada Corporation (the "Company"), consented to and adopted the following resolutions, effective on the date set forth below:

      WHEREAS, it is in the best interest of the Company to encourage and assist officers directors, employees and consultants of the Company and any present or future subsidiaries of the Company in acquiring a stock ownership interest in the Company;

     WHEREAS, it is in the best interest of the Company to rescind the Company's 2005 Stock Option Plan and adopt a new
Company 2007 Employee Stock Plan;

     WHEREAS, it is in the best interest of the Company to change the name of the Company from Third-order Nanotechnologies, Inc. to Lightwave Logic, Inc. to better suit the Company's strategic business plan and facilitate stockholder recognition of the Company and its business; and

      WHEREAS, it is in the best interest of the Company to increase the number of authorized shares of common stock from 50,000,000 shares to 100,000,000 shares in order to assure that a sufficient number of shares of common stock are available for issuance to accommodate capital raising and other opportunities involving the issuance of common stock.

     NOW THEREFORE BE IT RESOLVED, that the appropriate officers of the Company are authorized, empowered and directed, on behalf of the Company, to prepare and file with the Securities and Exchange Commission a Schedule 14C Information Statement (the "Schedule 14C") informing the stockholders of the Company who are not signatory hereto of the action taken hereby;

     FURTHER  RESOLVED,  that the Company's 2007  Employee  Stock
Plan  (the  "Stock Plan") is hereby adopted in the form  attached hereto as Exhibit A, and the Company's 2005 Stock Option Plan  is
          ---------
hereby rescinded;

      FURTHER RESOLVED, that the Company is authorized to reserve up to 3,500,000 shares of the Company's common stock for issuance pursuant to the Stock Plan;

      FURTHER RESOLVED, that upon effectiveness of the Schedule 14C, the Company is authorized and directed to execute and file with the Secretary of State of Nevada a Certificate of Amendment to the Company's Articles of Incorporation, in the form attached hereto as Exhibit B, to change the name of the Company from Third-order Nanotechnologies, Inc. to Lightwave Logic, Inc.; and (ii) to increase the authorized shares of Company common stock from 50,000,000 shares to 100,000,000 shares;

       FURTHER RESOLVED, that the appropriate officers and directors of the Company are authorized and directed to take any and all action, in their sole discretion, as may be necessary or appropriate to carry out the purpose and intent of these resolutions;

      FURTHER RESOLVED, that the majority of shareholders hereby consent to the above resolutions taken by this Majority Consent of Shareholders in Lieu of Meeting;

      FURTHER RESOLVED, that notice of this action taken by written consent shall be provided to shareholders of the Company who have not consented in writing to this action or who are not entitled to vote after the date set forth below;

     FURTHER RESOLVED, that this Majority Consent of Shareholders in Lieu of Meeting may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single document; and

      FURTHER RESOLVED, that this written consent shall be delivered to the Company's secretary within 60 days after the date set forth below.

DATED: February 5, 2008


/s/__ Joseph Drennan ________       /s/____ Phillips W Smith____
Universal Capital Management,       Phillips W Smith Family
Inc., shareholder, By Joseph        Trust, shareholder, By
Drennan, Vice president             Phillips W Smith, Trustee


/s/___ Fred Goetz, Jr.______        /s/___ Barbara Queen_______
Fred Goetz, Jr., shareholder        Zenith Holdings, shareholder,
                                    By Barbara Queen, president


/s/___ Andrew Ashton _____          /s/___ Fred Goetz, Sr._______
Andrew Ashton, shareholder          Fred Goetz, Sr., shareholder

/s/__ Mary Goetz _________          /s/__ Sean H. Fitzpatrick _____
Mary Goetz, shareholder             Sean H. Fitzpatrick, shareholder


/s/__ Harold  R. Bennett _____      /s/___  David  M. Bovi______
Harold R. Bennett, shareholder      David M. Bovi, shareholder

                            Exhibit A
                            ---------

                    2007 Employee Stock Plan

                    2007 EMPLOYEE STOCK PLAN
                    ------------------------

     1.   Purpose.  This 2007 Employee Stock Plan (the "Plan") is
          -------
intended to provide incentives: (a) to the officers and other employees of Third-order Nanotechnologies, Inc. (the "Company"), its parent (if any) and any present or future subsidiaries of the Company (collectively, "Related Corporations") by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which qualify as "incentive stock options" under Section 422(b) of the Internal Revenue Code of 1986 (the "Code") ("ISO" or "ISOs"); (b) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to purchase stock in the
Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"); (c) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with awards of stock in the Company ("Awards"); and (d) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to make direct purchases of stock in the Company ("Purchases"). Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options". Options, Awards, and authorizations to make Purchases are referred to hereafter collectively as "Stock Rights." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation" respectively, as those terms are defined in Section 425 of the Code.

     2.   Administration of the Plan.
          --------------------------

          A. The Plan shall be administered by either (i) the Board of Directors of the Company (the "Board"); or
             (ii) a Stock Plan Committee (the "Committee"), appointed by the Board, pursuant to the requirements of paragraph 2.D. herein. Subject to paragraph 2.D. herein and the terms of the Plan, the Committee, if so appointed, shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under paragraph 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options and Awards and to make Purchases) to whom Non-Qualified Options, Awards and authorizations to make Purchases may be granted; (ii) determine the time or times at which Options or Awards may be granted or Purchases made; (iii) determine the option price of shares subject to each Option, which price shall not be less than the minimum price specified in paragraph 6, and the purchase price of shares subject to each Purchases; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any, and (vii) interpret the Plan and prescribe and rescind rules and regulations relating to it. All references in this Plan to the Committee shall mean the Board if no Committee has been appointed. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422A of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

          B. The Committee may select one of its members as its chairman, and shall hold meetings at such time and places it may determine. Acts by a majority of the Committee, or actions reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

          C. Stock Rights may be granted to members of the Board in accordance with paragraph 2.D. herein and the provisions of this Plan applicable to other eligible persons. Members of the Board who are either (i) eligible for Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan.

          D. Each transaction, i.e. each grant of Stock Rights to any eligible participant under the Plan who is an officer or director of the Company, (i) shall be approved in advance to the granting of such right, by either the full Board or the Committee of the Board which shall be composed solely of two or more Non-Employee Directors;
             (ii) shall be approved in advance to the granting of such right, or ratified no later than the next annual meeting of shareholders, by the affirmative votes of the holders of a majority of the securities of the issuer present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the state or other jurisdiction in which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote; or (iii) shall be held by the officer or director for a period of six months following the date of such acquisition, provided that with respect to Options, at least six months shall elapse from the date of the acquisition/grant of the Options to the date of disposition of the Options (other than upon exercise or conversion) or its underlying equity security. A Non-Employee Director is a director who is not, at the time of such grant an officer of the Company or any Related Corporation, or otherwise employed by the Company or any Related Corporation;
             does not receive compensation, either directly or indirectly, from the Corporation or any Related Corporation, for services rendered as a consultant or in any capacity other than a director, except for an amount that does not exceed the dollar amount for which disclosure is required pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended; does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K;
             and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

      3.   Eligible Employees and Others.  ISOs may be granted to
           -----------------------------
any employee of the Company or any Related Corporation. Those officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any director (whether or not an employee), officer, employee or consultant of the Company or any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant an ISO, a Non-Qualified Option or an authorization to make a Purchase. Granting of any Stock Rights to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Stock Rights.

      4.    Stock.   The  stock subject to  Options,  Awards  and
            -----
Purchases shall be authorized but unissued shares of Common Stock of the Company, $0.001 par value (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares that may be issued pursuant to the Plan is 3,500,000, subject to adjustment as provided in paragraph
13. Any such shares may be issued as ISOs, Non-Qualified Options or Awards, or to persons or entities making Purchases, so long as the number of shares issued does not exceed such number, as adjusted. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject to such Options and any unvested shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan.

      5.   Granting of Stock Rights.  Stock Rights may be granted
           ------------------------
under  the  Plan at any time after October 1, 2007 and  prior  to
September 30, 2016. Any Stock Right issued pursuant to subsection (iii) of paragraph 2.D. shall be held for the period of time described in that subsection. The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to paragraph 16. Awards and the price of Purchases shall be at fair market value as determined by the Board of Directors.

      6.   Minimum Option Price; ISO Limitations.
           -------------------------------------

          A. The price per share specified in the agreement relating to each Non-Qualified Option granted under the Plan shall in no event be less than the lesser of
             (i) the book value per share of Common Stock as of the end of the fiscal year of the Company immediately preceding the date of such grant, or (ii) 50 percent of the fair market value per share of Common Stock on the date of such grant.

          B. The price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than 110 percent of the fair market value per share of Common Stock on the date of the grant and such option is not exercisable more than five years from the date of its grant.

          C. To the extent that the aggregate fair market value (determined at the time the option is granted) of stock with respect to which options meeting the requirements of Section 422(b) are exercisable for the first time by any individual during any calendar year exceeds $100,000, then such options shall not be treated as incentive stock options. The preceding sentence shall be applied by taking options into account in the order in which they were granted.

          D. If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common
             Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market List. However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

      7.    Option  Duration.  Subject to earlier termination  as
            ----------------
provided in paragraphs 9 and 10, each Option shall expire on the date specified by the Committee, but not more than (i) ten years and one day from the date of grant in the case of Non-Qualified Options, (ii) ten years from the date of grant in the case of ISOs generally, and (iii) ten years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Corporation. Subject to earlier termination as provided in paragraphs 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 16.

      8.    Exercise  of  Option.  Subject to the  provisions  of
            --------------------
paragraphs 9 through 12, each Option granted under the Plan shall be exercisable as follows:

          A. The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

          B. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

          C. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

          D. The Committee shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 16) if such acceleration would violate the annual vesting limitation contained in Section 422A(b)(7) of the Code, as described in paragraph 6(c).

          E. With respect to any Options granted to any officer or director of the Company pursuant to subsection (iii) of paragraph 2.D. herein, at least six months shall elapse from the date of the acquisition/grant of the Option to the date of disposition of the Option (other than upon exercise or conversion) or its underlying equity security.

      9.    Termination of Employment.  If an ISO optionee ceases
            -------------------------
to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in paragraph 10, no further installments of his ISOs shall become exercisable, and his ISOs shall terminate after the passage of 90 days from the date of termination of his employment, but in no event later than on their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 16. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related

Corporation for any period of time.

     10.  Death; Disability.
          -----------------

          A. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his death, any ISO of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the ISO's specified expiration date or one year from the date of the optionee's death.

          B. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his disability, he shall have the right to exercise any ISO held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the ISO's specified expiration date or one year from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or successor statute.

       11.   Assignability.   No  ISO  shall  be  assignable   or
             -------------
transferable by the grantee except by will or by the laws of descent and distribution, and during the lifetime of the grantee each ISO shall be exercisable only by him. All other Stock Rights shall be freely transferable subject to the limitations imposed by subsection (iii) of paragraph 2.D. herein, if applicable.

      12.   Terms  and Conditions of Options.  Options  shall  be
            --------------------------------
evidenced  by instruments (which need not be identical)  in  such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. In granting any Non-Qualified Option, the Committee may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

      13.   Adjustments.   Upon  the occurrence  of  any  of  the
            -----------
following events, an optionee's rights with respect to Options granted to him hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such
Option:

          A. If the shares of Common Stock shall be subdivided or combined into a greater or small number of shares of it the Company shall issue any shares of Common

             Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

          B. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the Board of Directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; or (ii) upon written notice to the optionees, provided that all Options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or
             (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof.

          C. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised his Option prior to such recapitalization or reorganization.

          D. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs A, B, or C with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 425 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

          E. In the event of the proposed dissolution or liquidating of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

          F. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

          G. No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

          H. Upon the happening of any of the foregoing events described in subparagraphs A, B, and C above, the class and aggregate number of shares set forth in paragraph 6 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 13 and, subject to paragraph 2, its determination shall be conclusive.

      If any person or entity owning restricted Common Stock obtained by exercise of a Stock Right made hereunder receives shares of securities or cash in connection with a corporate transaction described in subparagraphs A, B, or C above as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee or the Successor Board.

      14.   Means of Exercising Stock Rights.  A Stock Right  (or
            --------------------------------
any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares to which such Stock Right is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, or (b) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Stock Right, or (c) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274 (d) of the Code, or a combination of (a), (b), and (c) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (a), (b), or (c) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of a Stock Right shall not have the rights of a shareholder with respect to the shares covered by his Stock Right until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

      15.   Term and Amendment of Plan. This Plan was adopted  by
            --------------------------
the Board on October 1, 2007, subject to approval of the Plan by the stockholders of the Company at the next Meeting of Stockholders. If the approval of the stockholders is not obtained by September 30, 2008 any grants of Stock Rights under the Plan made prior to that date will be rescinded. The Plan shall expire on September 30, 2016 (except as to Options outstanding on that date). Subject to the provisions of paragraph 5 above, Stock Rights may be granted under the Plan prior to the date of stockholder approval of the Plan. The Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the holders of a majority of the outstanding shares of Common Stock obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions: (a) the total number of shares that may be issued under the Plan may not be increased (except by adjustments pursuant to paragraph 13); (b) the provisions of paragraph 3 regarding eligibility for grants of ISOs may not be modified (except by adjustment pursuant to Paragraph 13); (c) the provisions of paragraph 6 regarding the exercise price at which shares may be offered pursuant to ISO's may not be modified
(except by adjustment pursuant to paragraph 13) and (d) the expiration date of the Plan may not be extended. Except as provided in the fourth sentence of this paragraph 15, in no event may action of the Board or Stockholders alter or impair the rights of a grantee, without his consent, under any Stock Right previously granted to him.

       16.    Conversion  of  ISOs  into  Non-Qualified  Options;
              --------------------------------------------------
Termination  of ISOs.  The Committee, at the written  request  of
--------------------
any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such options. At the time of such conversion, the Committee (with the consent of the Optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

      17.   Application of Funds.  The proceeds received  by  the
            --------------------
Company from the sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

      18.  Governmental Regulation.  The Company's obligation  to
           -----------------------
sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

      19.   Withholding  of Additional Income  Taxes.   Upon  the
            ----------------------------------------
exercise of a Non-Qualified Option, the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in paragraph 20) or the vesting of restricted Common Stock acquired on the exercise of a Stock Right hereunder, the Company, in accordance with Section 3402(a) of the Code, may require the optionee, Award recipient or purchaser to pay additional withholding taxes in respect of the amount that is considered compensation includible in such person's gross income. The Committee in its discretion may condition (i) the exercise of an Option, (ii) the grant of an Award, (iii) the making of a Purchase of Common Stock for less than its fair market value, or
(iv)   the  vesting  of  restricted  Common  Stock  acquired   by
exercising a Stock Right on the grantee's payment of such additional withholding taxes.

      20.   Notice to Company of Disqualifying Disposition.  Each
            ----------------------------------------------
employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such Common Stock before the later of (a) two years after the date the employee was granted the ISO or (b) one year after the date the Common Stock was transferred to the employee.

       21.   Governing  Law:  Construction.   The  validity   and
             -----------------------------
construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the State of Nevada. In construing this Plan, the singular shall include the plural and the masculine general shall include the feminine and neuter, unless the context otherwise requires.

                            Exhibit B
                            ---------
      Certificate of Amendment to Articles of Incorporation

ROSS MILLER
Secretary of State
(775) 684 5708
Website: secretaryofstate.biz
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299


Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

      Certificate of Amendment to Articles of Incorporation
                 For Nevada Profit Corporations
  (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation: Third-order Nanotechnologies, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

   Article 1 - NAME is deleted in its entirety and replaced as follows:

   The name of the corporation is Lightwave Logic, Inc.

   Article IV - STOCK is deleted in its entirety and replaced as follows:


      The aggregate number of shares which this corporation shall have authority to issue is 100,000,000 shares of Common Stock having a par value of $0.001 per share and 1,000,000 shares of Preferred Stock having a par value of $0.001 per share. All Common Stock of the corporation shall be of the same class, and shall have the same rights and preferences. The corporation shall have authority to issue the shares of Preferred Stock in one or more series with such rights, preferences and designations as determined by the Board of Directors of the corporation. Fully-paid stock of this corporation shall not be liable to any further call or assessment.


3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is:
50.65%

4. Effective date of filing (optional):      Date of Filing

5. Officer Signature (Required):        /s/Harold R. Bennett
                                        --------------------

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. Nevada
Secretary of State AM 78.385 Amend 2007